                      Chase Manhattan Grantor Trust 1996-A
                         Statement to Certificateholders
                                  June 15, 1999

                             DISTRIBUTION IN DOLLARS

             ORIGINAL          PRIOR                                                                                CURRENT
              FACE           PRINCIPAL                                                   REALIZED    DEFERRED      PRINCIPAL
CLASS         VALUE           BALANCE        INTEREST      PRINCIPAL       TOTAL          LOSSES     INTEREST       BALANCE
  A      1,474,263,764.33  176,535,113.61   764,985.49  14,815,832.51  15,580,818.00       0.00        0.00      161,719,281.10
TOTALS   1,474,263,764.33  176,535,113.61   764,985.49  14,815,832.51  15,580,818.00       0.00        0.00      161,719,281.10

                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE


               PRIOR                                             CURRENT           PASS-THROUGH RATES
             PRINCIPAL                                          PRINCIPAL                     CURRENT
CLASS         FACTOR        INTEREST   PRINCIPAL     TOTAL        FACTOR           CLASS   PASS-THRU RATE
  A        119.7445924     0.518893    10.049648    10.568542   109.6949440           A      5.200000 %
TOTALS     119.7445924     0.518893    10.049648    10.568542   109.6949440

  IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                         Kimberly Costa
                         The Chase Manhattan Bank - Structured Finance Services 450 W. 33rd Street, 14th Floor,
                         New York, New York 10001
                         Tel: (212) 946-3247
                         Email: kimberly.k.costa@chase.com

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  June 15, 1999
                                 MONTHLY REPORT

                                 Due Period                                  40
                                 Due Period Beginning Date             05/01/99
                                 Due Period End Date                   05/31/99
                                 Determination Date                    06/10/99

I.    Monthly Expense Summary
      A. Servicing Fee Disbursement                                  147,112.59
      B. Cash Collateral Account Expense                                   0.00
      C. Total Expenses Paid (per $1000 of Original Principal          0.099787
       Amount)

II.   Cash Collateral Account Deposit Amount                               0.00

III.  Outstanding Advance Summary
      A. From Prior Period                                         3,705,268.00
      B. From Current Period                                       3,782,643.69
      C. Change in Amount Between Periods (Line B - A)                77,375.69

IV.   Available Cash Collateral Account Information for
      Due Period
      A. Available Cash Collateral Amount                         11,056,978.23
      B. Available Cash Collateral Amount Percentage                 6.263331 %

V.    Available Cash Collateral Account Information for
      Next Period
      A. Available Cash Collateral Amount                         11,056,978.23
      B. Available Cash Collateral Amount Percentage                 6.837143 %

VI.   Required Cash Collateral Amount
      A. For the Current Collection Period                        11,056,978.23
      B. For the Next Collection Period                           11,056,978.23

VII.  Payment Summary for Servicer
      A. Monthly Servicing Fees
         1. Scheduled Monthly Servicing Fee                          147,112.59
      B. Monthly Disbursements to Servicer
         1. Monthly Servicing Fee and Unpaid                         147,112.59
            Servicing Fee
         2. Reimbursed Advance Amount                                173,457.13
         3. Net Investment Earnings on
            Certificate Account                                            0.00
         4. Total (Lines 1 thru 3)                                   320,569.72
      C. Advance by Servicer                                         250,832.82
      D. Net Disbursement to Seller (Lines B - C)                     69,736.90

VIII. Certificate Account Surplus from Cert Acct to Cash                   0.00

IX.   Disbursements on Cash Collateral Loan
      A. Interest Payment on Loan                                          0.00
      B. Fees and Expenses on Loan                                         0.00
      C. Principal Payment on Loan                                         0.00


[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

           Chase Manhattan Grantor Trust 1996-A
                       June 15, 1999

X.    Repayment to Seller
      A. From Available Cash Collateral Funds                         43,221.27
      B. From Certificate Account
         1. Excess Funds                                             401,884.57
         2. Certificate Amount Surplus                                     0.00
         3. Excess Amount ( Lines 1 -2)                              401,884.57
      C. Excess Amount Paid Seller (Lines A + B)                     445,105.84

XI.   Recoveries of Defaulted Receivables for Due Period              61,125.62

XII.  Recoveries of Interest Delinquencies for Due Period            173,457.13


[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

I.    Available Amount in the Certificate Account

      A. Credits

         1.  Payments form Obligors Applied to Collection Period
             a. Principal Payments                                14,585,941.07
             b. Recovery of Advance                                  168,280.38
             c. Other Interest Payments                            1,084,201.29
             d. Total (A thru C)                                  15,838,422.74
         2.  Repurchase Amount from Repurchased Receivables
             a. Principal before Cutoff Date                               0.00
             b. Interest before Cutoff Date                                0.00
             c. Principal Payments                                   149,371.27
             d. Recovery of Advance                                    2,549.07
             e. Other Interest Payments                                  969.13
             f. Total (A thru E)                                     152,889.47
         3.  Reversal from Defaulted Contracts                             0.00
         4.  Recovery of Defaulted Receivables                        61,125.62
         5.  Recovery Amount Before Cutoff Date
             (Excluding Repurchased Receivables
             a. Principal                                                  0.00
             b. Interest                                                   0.00
             c. Total (A thru B)                                           0.00
         6.  Investment Earnings on Certificate Account                    0.00
         7.  Net Adjustments                                               1.64
         8.  Advance by Servicer                                     250,832.82
         9.  Overpayment from Obligors                                     0.00
         10. Total Credits                                        16,303,272.29

      B. Debits

         1. Overpayments from Obligors                                     0.00
         2. Recovery Amount Before Cutoff Date to Seller
            a. Principal                                                   0.00
            b. Interest.                                                   0.00
            c. Total (Lines A thru B)                                      0.00
         3. Reversal from Defaulted Contracts                              0.00
         4. Reimbursement of Advance
            a. From Payments of Non-Defaulted Receivables            170,829.45
            b. From Recovery of Defaulted Receivables                      0.00
            c. Total (Lines A thru B)                                170,829.45
         5. Net Investment Earnings on Certificate Account                 0.00
         6. Total Debits (Lines 1 thru 5)                            170,829.45

      C. Total Available Amount                                   16,132,442.84

[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

II.   Reimbursement of Advance on Defaulted Receivables
      A. Recovery of Advance                                           4,374.56
      B. Unreimbursed Advance from Prior Period                            0.00
      C. Reimbursed Amount (Min: Lines A and B)                            0.00

III.  Excess Collections for Collection Period
      A. Excess Spread Amount                                        424,030.09
      B. Net Recovery of Defaulted Receivables
         1. Recovery of Defaulted Receivables                         61,125.62
         2. Reimbursement of Advance                                       0.00
         3. Net Recovery of Defaulted Receivables                     61,125.62
            (lines 1-2)
      C. Excess Spread Amount to this Periods
         Defaulted Receivables
         1. Balance on Defaulted Receivables
            a. Principal                                              80,520.17
            b. Advanced Interest                                       2,627.68
            c. Unadvanced Interest                                       123.29
            d. Total (Lines A thru C)                                 83,271.14
         2. Amount Applied to Default Balance (Min:                   83,271.14
            Lines A+B and C.1)

      D. Principal Carryover Shortfall                                     0.00

      E. Adjustment to Excess Collection                                   0.00

      F. Excess Collections                                          401,884.57

IV.   Scheduled Monthly Disbursements

      A. Unreimbursed Advance on Defaulted Receivables                     0.00
      B. Principal and Interest to Certificateholders
         1. Monthly Prinicpal
            a. From Repurchsed Receivables                           149,371.27
            b. From Defaulted Receivables                             80,520.17
            c. Principal Payment                                  14,585,941.07
            d. Total (Lines A thru C)                             14,815,832.51
         2. Monthly Interest                                         764,985.49
         3. Unpaid Interest                                                0.00
         4. Principal Carryover Shortfall                                  0.00
         5. Total                                                 15,580,818.00
      C. Servicing Fee to Servicer
         1. Monthly Servicing Fee                                    147,112.59
         2. Overdue Monthly Servicing Fee                                  0.00
         3. Total (Lines 1 thru 2)                                   147,112.59
      D. Total (Lines A thru C)                                   15,727,930.59

V.    Payment Deficiency Amount
      A. Scheduled Monthly Disbursements                          15,727,930.59
      B. Available Distribution Amount
         1. Available Amount in Certificate Account               16,132,442.84
         2. Excess Collections in Certificate Account                401,884.57
         3. Reimbursed Advance on Defaulted Receivables                2,627.68
            from Excess Spread
         4. Available Distribution Amount (Lines 1-2-3)           15,727,930.59
      C. Payment Deficiency Amount (Max: (Lines A-B)                       0.00
         and 0.00)


[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

VI.   Cash Collateral Account Withdrawal
      A. Available Cash Collateral Amount for the                 11,056,978.23
         Collection Period
      B. Payment Deficiency Amount                                         0.00
      C. Cash Collateral Account Withdrawal                                0.00

VII.  Disbursements from the Certificate Account with
      CCA Withdrawal
      A. Available Distribution Amount
         1. Available Distribution Amount from                    16,132,442.84
            Certificate Account
         2. Excess Collections                                       401,884.57
         3. Cash Collateral Account Withdrawal                             0.00
         4. Reimbursed Advance on Defaulted Receivables                2,627.68
            from Excess Spread
         5. Available Amount (Lines 1 - 2 + 3 - 4)                15,727,930.59
      B. Disbursements of Advance on Defaulted Receivables                 0.00
      C. Disbursements to Certificateholders                      15,580,818.00
      D. Monthly Servicing Fee and Overdue Servicing Fee             147,112.59
      E. Excess Funds from Certificate Account
         1. Available Amount after Distribution
            (Lines 0.00 A - B - C- D)
         2. Excess Collections                                       401,884.57
         3. Excess Funds (Lines 1 + 2)                               401,884.57

VIII. Average Certificate Principal Balance for the
      Collection Period
      A. Beginning Balance                                       176,535,113.61
      B. Ending Balance                                          161,719,281.10
      C. Average Balance (Lines (A + B)/2)                       169,127,197.36

IX.   Delinquency and Defaults Information

                                Group 1

     Period            Number      Delinquency Amount        Principal Amount

     30-59 days           671              444,784.39            3,906,522.26
     60-89 days           129              133,600.35              792,305.39
    90-119 days            40               50,286.33              211,718.58
   120+149 days            23               39,612.27              137,391.16
   150+179 days            21               51,459.05              167,908.26
   180+209 days            10               26,904.83               78,466.13
   210+239 days             5               17,506.69               37,145.41
240+Days Delinquent         0                    0.00                    0.00
     Total                899              764,153.91            5,331,457.19


      B. Principal Amount of Loans in Defaulted Receivables           80,520.17
      C. Delinquency Percentage
         1. Outstanding Principal Balance for Delinquency          1,424,934.93
            (less than)= 60 Days
         2. Portfolio Principal Ending Balance for the           161,719,281.10
            Collection Period
         3. Delinquency Percentage                                   0.881116 %


[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

X.    Portfolio Average Delinquency Rate
      A. Delinquency Rate for Second Prior Period                    0.829197 %
      B. Delinquency Rate for Prior Period                           0.825851 %
      C. Delinquency Rate for Current Period                         0.881116 %
      D. Average Deliquency Rate                                     0.845388 %

XI.   Portfolio Average Three Due Periods Charge Off Rate
      A. Charge Off Rate for Second Prior Period                     0.548511 %
      B. Charge Off Rate for Prior Period                            0.318494 %
      C. Charge Off Rate for Current Period
         1. Principal Recoveries of Defaulted
            Receivables                                               56,036.92
         2. Principal on Defaulted Receivables                        80,520.17
         3. Average Pool Balance for Collection
            Period                                               169,127,197.36
         4. Charge Off Rate (12 *(Lines (2-1)/3)                     0.173715 %
      D. Average Charge Off Rate ((Lines A thru C)/3)                0.346907 %

XII.  Required Cash Collateral Amount for Next Collection Period
      A. Cash Collateral Floor Amount
         1. Maximum Amount                                        11,056,978.23
         2. Possible Floor Amount
            a. Pool Principal Balance at the
               Beginning of Collection Period                    176,535,113.61
            b. Cumulative Monthly Interest Through                24,479,535.75
               Final Distribution Date
            c. Cumulative Monthly Servicing Fee                    4,707,603.03
               Through Final Distribution Date
            d. Total (Lines A thru C)                            205,722,252.39
         3. Cash Collateral Floor Amount (Min: Lines 1 & 2)       11,056,978.23
      B. Possible Cash Collateral Amount
          1. Cash Collateral Percentage
             a. Average Three Period Delinquency Percentage          0.845388 %
             b. Delinquency Percentage Trigger                       1.250000 %
             c. Average Three Period Charge Off Rate                 0.346907 %
             d. Charge Off Rate Trigger                              1.250000 %
             e. Maximum Cash Collateral Percentage Specified         7.000000 %
             f. Minimum Cash Collateral Percentage Specified         5.000000 %
             g. Cash Collateral Percentage Applied 5.000000 %
                (If a(greater than)b or c(greater than)d,
                then e, else f)                                      5.000000 %
          2. Pool Principal Balance                              161,719,281.10
          3. Possible Amount                                       8,085,964.06
       C. Required Cash Collateral Amount
          (Max: Lines A & B)                                      11,056,978.23

XIII. Deposit to Cash Collateral Account
      A. Excess Funds from Certificate Account                       401,884.57
      B. Required Deposit to Cash Collateral Account
         1. Required Cash Collateral Amount for
            Next Period                                           11,056,978.23
         2. Available Cash Collateral Amount                      11,056,978.23
         3. Cash Collateral Account Withdrawal                             0.00
         4. Required Deposit Amount (Max: 0 & Lines 1-2+3)                 0.00
      C. Deposit Amount to Cash Collateral                                 0.00
         Account (Min: Lines A & B)


[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

XIV.  Memorandum Spread Account Unfunded Amount
      A. Memorandum Spread Account Cap
         1. Cash Collateral Floor Amount                          11,056,978.23
         2. Possible Cap
            a. Pool Principal Balance                            161,719,281.10
            b. Memorandum Spread Account Cap Percentage
               1. Average Three Period Charge Off Rate               0.346907 %
               2. Minimum Charge Off Rate Trigger                    1.250000 %
               3. Average Three Period Delinquency Rate              0.845388 %
               4. Minimum Delinquency Percentage                     1.250000 %
               5. Minimum Cap Percentage Specified                   1.000000 %
               6. Maximum Cap Percentage Specified                   2.000000 %
               7. Memorandum Spread Account Cap Percentage           1.000000 %
                  (If 1(less than)=2 and 3(less than)=4
                  then 5 else 6
            c. Possible Amount (Lines a * b)                       1,617,192.81
         3. Memorandum Spread Account Cap
           (Max: Lines (1 + 2))                                   11,056,978.23
      B. Memorandum Spread Account Amount
         1. Available Cash Collateral Amount                      11,056,978.23
         2. Cash Collateral Account Deposit                                0.00
         3. Cash Collateral Account Withdrawal                             0.00
         4. Principal Balance on Cash Collateral Loan                      0.00
         5. Memorandum Spread Account Amount
           (Max: 0 & Lines 1 + 2 - 3 - 4)                         11,056,978.23
      C. Memorandum Spread Account Unfunded Amount                         0.00
         (Max: 0 & Lines A - B)

XV.   Available Cash Collateral Payment Funds
      A. Certificate Account Surplus
         1. Excess Funds from Certificate Account                    401,884.57
         2. Memorandum Spread Account Unfunded Amount                      0.00
         3. Certificate Account Surplus                                    0.00
      B. Cash Collateral Account Surplus
         1. Available Cash Collateral Amount                      11,056,978.23
         2. Cash Collateral Account Deposit                                0.00
         3. Cash Collateral Account Withdrawal                             0.00
         4. Required Cash Collateral Amount for Next Period       11,056,978.23
         5. Cash Collateral Account Surplus                                0.00
            (Max: 0 & Lines 1 + 2 - 3 - 4)
      C. Investment Earnings on Cash Collateral Account               43,221.27
      D. Available Cash Collateral Payment Funds                      43,221.27

XVI.  Scheduled Disbursement on Cash Collateral Loan
      A. Scheduled Interest
         1. Interest on Deposit Rate Portion                               0.00
         2. Interest on Base Rate Portion                                  0.00
         3. Unpaid Interest                                                0.00
         4. Total (Lines 1 thru 3)                                         0.00
      B. Fees and Expenses
         1. Fees and Expenses                                              0.00
         2. Overdue Fees and Expenses                                      0.00
         3. Total (Lines 1 thru 2)                                         0.00
      C. Total (Lines A + B)                                               0.00


[Image]                (Copoyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  June 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

XVII.   Excess From Memorandum Spread Account
        A. Memorandum Spread Account Cap                          11,056,978.23
        B. Adjusted Memorandum Spread Account Amount
           1. Memorandum Spread Account Amount                    11,056,978.23
           2. Investment Earnings on Cash Collateral Account          43,221.27
           3. Interest Due to Cash Collateral Loan                         0.00
           4. Fees and Expenses to Cash Collateral Loan                    0.00
           5. Adjusted Memorandum Spread Account Amount
              (Max: 0 & Lines 1 + 2 - 3 - 4)                      11,100,199.50
        C. Excess from Memorandum Spread Account                      43,221.27

XVIII.  Disbursement of Available Cash Collateral Payment Funds
        A. Available Cash Collateral Payment Funds                    43,221.27
        B. Interest Payment to Cash Collateral Loan                        0.00
        C. Fees and Expenses on Cash Collateral Depositor                  0.00
        D. Principal Payment to Cash Collateral Loan
           1. Available Disbursement Amount
              a. Available Amount after Disbursement
                 of Interest, Fees, & Expenses                        43,221.27
              b. From Excess of Memorandum Spread Account             43,221.27
              c. Available Disbursement Amount                             0.00
           2. Principal Balance on Cash Collateral Loan                    0.00
           3. Principal Payment                                            0.00
        E. Excess Amount to Seller                                    43,221.27

XIX.    Available Cash Collateral Amount for Next Distrbution Date
        A. Available Cash Collateral Amount
           1. Available Cash Collateral Amount                    11,056,978.23
           2. Cash Collateral Account Deposit from Certificate
              Account                                                      0.00
           3. Cash Collateral Account Withdrawal                           0.00
           4. Cash Collateral Account Surplus                              0.00
           5. Available Cash Collateral Amount
              (Lines 1 + 2 - 3 - 4)                               11,056,978.23
        B. Available Cash Collateral Percentage                      6.837143 %

XX.     Reimbursed Advance
        A. From Payment in Certificate Account                       170,829.45
        B. From Excess Spread                                          2,627.68
        C. From Certificate Account with Cash
           Collateral Withdrawal                                           0.00
        D. Total (Lines A thru C)                                    173,457.13

XXI.   Excess Amount to Seller
       A. From Available Cash Collateral Payment Funds                43,221.27
       B. From Certificate Account
          1. Excess Funds                                            401,884.57
          2. Certificate Account Surplus                                   0.00
          3. Excess Amount                                           401,884.57
       C. Excess Amount to Seller (Lines A thru B)                   445,105.84

XXII.  Weighted Average Coupon as of Current Period                  9.072950 %

XXIII. Weighted Average Maturity as of Current Period               16.39759590


[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  June 15, 1999
                             MONTHLY BALANCE REPORT

I.     Defaulted Receivables Summary
       A. Beginning Balance
          1. Principal                                             8,143,703.05
          2. Interes                                                 313,755.43
          3. Total                                                 8,457,458.48
       B. Additions
          1. Principal                                                80,520.17
          2. Interest                                                  2,750.97
          3. Total (Lines 1 thru 2)                                   83,271.14
       C. Net Recoveries
          1. Principal                                                56,036.92
          2. Interest                                                  4,429.39
          3. Excess                                                      659.31
          4. Total (Lines 1 thru 3)                                   61,125.62
       D. Adjustments on Excess from Recoveries                          659.31
       E. Ending Balance
          1. Principal                                             8,168,186.30
          2. Interest                                                312,077.01
          3. Total (Lines 1 + 2)                                   8,480,263.31
II.    Portfolio Delinquency Summary
       A. Beginning Balance                                        2,336,695.88
       B. Additions                                                2,159,928.10
       C. Recoveries
          1. From Repurchased Receivables                              5,790.53
          2. Delinquency Adjustments on Matured                          316.73
             Contracts
          3. Others                                                1,799,283.53
          4. Total (Lines 1 thru 3)                                1,805,390.79
       D. To Defaulted Receivables                                    23,191.45
       E. Ending Balance                                           2,668,041.74

III.   Outstanding Advances Summary
       A. Beginning Balance                                        3,705,268.00
       B. Additions                                                  250,832.82
       C. Reimbursements
          1. For Defaulted Receivables
             a. From Receivables Excess Spread                         2,627.68
             b. From Cash Collateral Withdrawal                            0.00
             c. From Recoveries of Defaulted Receivables                   0.00
             d. Total (Lines a thru c)                                 2,627.68
          2. Others                                                  170,829.45
          3. Total (Lines 1 thru 2)                                  173,457.13
       D. Ending Balance (Lines A + B - C)                         3,782,643.69


[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  June 15, 1999
                             MONTHLY BALANCE REPORT

IV.    Unreimbursed Advances of Defaulted Receivables Summary
       A. Beginning Balance                                                0.00
       B. Additions                                                    2,627.68
       C. Reimbursements
          1. From Recoveries of Defaulted Receivables                      0.00
          2. From Excess Reserve Account                               2,627.68
          3. From Cash Collateral Withdrawal                               0.00
          4. Total                                                     2,627.68
       D. Ending Balance (Lines A + B - C)                                 0.00

V.     Maturity Interest Deficiency Summary
       A. Beginning Balance                                        2,099,170.16
       B. Additions                                                   40,936.96
       C. Ending Balance                                           2,140,107.12

VI.    Certificate Principal Balance
       A. Beginning Balance                                      176,535,113.61
       B. Monthly Prinicpal
          1. Defaulted Receivables                                    80,520.17
          2. Repurchased Receivables                                 149,371.27
          3. Principal Payment                                    14,585,941.07
          4. Total (Lines 1 thru 3)                               14,815,832.51
       C. Ending Balance (Lines A - B)                           161,719,281.10

VII.   Automobiles Receivables Balance Summary
       A. Beginning Balance                                      176,535,113.61
       B. Automobile Receivable Monthly Principal
          1. Defaulted Receivables                                    80,520.17
          2. Others                                               14,735,312.34
          3. Total (Lines 1 thru 2)                               14,815,832.51
       C. Ending Balance                                         161,719,281.10

VIII.  Automobiles Tally Summary
       A. Beginning Number of Receivables                                35,254
       B. Additions                                                           0
       C. Deductions
          1. Repurchased Receivables                                         21
          2. Defaulted Receivables                                           18
          3. Matured Receivables                                          1,082
          4. Total (Lines 1 thru 3)                                       1,121
       D. Ending Number of Receivables                                   34,133


[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  June 15, 1999
                             MONTHLY BALANCE REPORT

IX.    Cash Collateral Loan Summary
       A. Beginning Balance                                                0.00
       B. Repayment of Loan                                                0.00
       C. Ending Balance                                                   0.00



[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION